Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-G

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 07/15/2004


Blended Coupon 6.4495%


Excess Protection Level
3 Month Average   5.53%
July, 2000   6.02%
June, 2000   4.90%
May, 2000   5.67%


Cash Yield19.22%


Investor Charge Offs 4.57%


Base Rate 8.63%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,529,119,458.18